SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary information statement   [ ] Confidential, for use of the
                                            Commission only (as permitted
[X] Definitive information statement        by Rule 14c-6(d)(2))

                                    AON FUNDS
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                (Name of Registrant as Specified in Its Charter)

        Payment of Filing Fee (Check the appropriate box):

        [X] No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14c-6(g) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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

                                    AON FUNDS
                       29th FLOOR, 123 NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                        NOTICE OF MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 26, 2000

        Notice is hereby given that a meeting of the shareholders of the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund and the REIT Index Fund (each, a "Fund" and collectively, the "Funds"), each a separate series of shares representing a separate portfolio of securities with its own investment objective and policies, of Aon Funds, a Delaware business trust (the "Trust"), will be held at 8:30 a.m., central daylight time, on July 26, 2000 at the offices of Aon Corporation, 13th Floor, 123 North Wacker Drive, Chicago, IL 60606 for the following purposes:

    For Shareholders of All Funds, Voting Together:

        (1) To elect six trustees of the Trust.

    For Shareholders of Each Fund, Voting Separately by Fund:

        (2) To approve or disapprove new investment advisory agreements between the Trust, on behalf of each of the Funds, and Aon Advisors, Inc., the investment adviser of each of the Funds, (i) providing for a reduction in stated contractual management fee rate for each Fund (each Fund's proposed management fee rate to be equal to its current management fee rate after giving effect to the fee waiver currently in place for each Fund) and (ii) eliminating references to Class C shares, none of which is currently issued or outstanding.

    For Shareholders of All Funds, Voting Together:

        (3) To consider ratification of the selection of Ernst & Young LLP as independent public accountants for the Trust for the 2000 fiscal year.

        Each proposal is discussed more fully in the accompanying information statement.

        All shareholders are invited to attend this meeting. Shareholders of record at the close of business on June 2, 2000, the record date fixed by the board of trustees, are entitled to notice of and to vote at this meeting.

                              By Order of the Board of Trustees of the Trust



June 23, 2000                 /s/ Catherine Lyczko
                              Catherine Lyczko
                              Secretary


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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
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

                                    AON FUNDS
                       29th FLOOR, 123 NORTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                                  June 23, 2000

                              INFORMATION STATEMENT

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                          THIS IS NOT A PROXY STATEMENT
                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------

                               General Information

        This information statement is being furnished on behalf of Aon Funds (the "Trust") and relates to a meeting of shareholders of the Trust to be held on Wednesday, July 26, 2000 at 8:30 a.m., central daylight time, at the offices of Aon Corporation, 13th Floor, 123 North Wacker Drive, Chicago, Illinois 60606 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. The approximate mailing date of this information statement is June 27, 2000.

        The Trust is an open-end management investment company formed as a Delaware business trust on May 16, 1996 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is the successor to Aon Asset Management Fund, Inc., a Virginia corporation, which dissolved shortly after transferring all of its assets to successor funds of the Trust in 1996.

        The Trust currently issues four separate series of shares (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of securities with its own investment objective and policies (commonly known as a mutual fund). The Funds that are currently offered are the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund and the REIT Index Fund. The Trust issues a separate series of shares for each Fund representing undivided beneficial interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

        Each Fund is a separate series of the Trust and is treated as a separate entity for certain purposes under the 1940 Act and for certain other purposes. A shareholder of one Fund has an interest in the assets only of that Fund and is not deemed to be a shareholder of any other Fund. As described below, for certain matters shareholders of the Trust vote together as a group; as to other matters they vote separately by Fund. Each Fund bears its own expenses and other liabilities and also a share of the Trust's general liabilities and expenses. All four of the Funds are diversified investment companies within the meaning of the 1940 Act.

        The investment adviser for each of the Funds is Aon Advisors, Inc. ("AAI"), with offices at 123 North Wacker Drive, Chicago, Illinois 60606. AAI, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is a wholly owned subsidiary of Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606.

Aon Corporation is a holding company whose common stock is listed on the New York, Chicago and London stock exchanges. Aon Corporation's subsidiaries carry on business in three distinct segments: (i) insurance brokerage and other services, (ii) consulting, and (iii) insurance underwriting. Trust shares are distributed through Aon Securities Corporation ("ASC"), which is a wholly owned subsidiary of Aon Corporation. ASC also provides administrative services to the Trust. ASC's offices are located at 123 North Wacker Drive, Chicago, Illinois 60606. Aon Corporation and its subsidiary companies and affiliates, by virtue of their shareholder interests in any Fund at any particular date, may be considered to be controlling persons of the Trust and such Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Trust's or such Fund's shareholders. Due to the holdings of Aon Corporation and its subsidiaries and affiliates on the record date set for this meeting by the board of trustees, Aon Corporation and is subsidiaries and affiliates are controlling persons of the Trust and each Fund and can cast the deciding vote on all matters submitted to a vote of the shareholders of the Trust and each Fund at this meeting.

    Shareholder Meetings and Voting

        The Trust does not hold annual shareholder meetings. Under the Agreement and Declaration of Trust of Aon Funds (the "Declaration"), the trustees, the chairman of the board of trustees or the president of the Trust may call meetings of the shareholders from time to time. Shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove members of the board of trustees. In addition, shareholders of the respective Funds will have the power to vote at meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such Funds, approval of changes to investment advisory agreements and such additional matters relating to the Trust or such Funds as required by the 1940 Act.

        This meeting has been called by the board of trustees pursuant to
Article V, Section 2 of the Declaration. The table below summarizes the proposals on which shareholders are being asked to vote and indicates which shareholders are entitled to vote on each proposal. Proposal 1 relates generally to all of the Funds; shareholders of all Funds will vote together on this proposal. Proposal 2 relates to each of the Funds separately; shareholders of each Fund will vote separately on this proposal. Proposal 2 will be implemented for each Fund that approves it while each Fund that does not approve Proposal 2 will continue to be governed by its respective advisory agreement, each dated September 3, 1996, between AAI and the Trust on behalf of such Fund (collectively, the "Current Advisory Agreements") under which such Fund is currently governed. Proposal 3 relates generally to all of the Funds; shareholders of all Funds will vote together on this proposal.

                                                                         Shareholders Who Will
Proposal         Brief Description of the Proposal                        Vote on the Proposal
--------         ---------------------------------                       ----------------------
Proposal 1       To elect six trustees of the Trust                       Shareholders of all
                                                                          Funds voting together

                                       2

Proposal         Brief Description of the Proposal                        Vote on the Proposal
--------         ---------------------------------                       ----------------------

Proposal 2       To approve or disapprove new investment advisory         Shareholders of each
                 agreements between the Trust, on behalf of each of the   Fund voting separately
                 Funds, and Aon Advisors, Inc., the investment adviser
                 of each of the Funds, (i) providing for a reduction in
                 stated contractual management fee rate for each Fund
                 (each Fund's proposed management fee rate to be equal
                 to its current management fee rate after giving effect
                 to the fee waiver currently in place for each Fund)
                 and (ii) eliminating references to Class C shares,
                 none of which are currently issued or outstanding

Proposal 3       To consider ratification of the selection of Ernst &     Shareholders of all
                 Young LLP as independent public accountants for the      Funds voting together
                 Trust for the 2000 fiscal year

        As to any matter on which shareholders of the Trust are entitled to vote, they shall be entitled to one non-cumulative vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder's name on the books of the Trust. Shares do not have preemptive or subscription rights. In no event shall holders of shares of a series or class be entitled to vote such shares with respect to any matter that does not affect any interest of such series or class, as the case may be, unless otherwise required by the 1940 Act. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that:

     o shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of trustees and where otherwise required by the 1940 Act or the Declaration;

     o    shares shall be voted by class where required by the 1940 Act; and

     o the trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act.

        The Declaration provides that in cases where all shares of the Trust are to be voted in the aggregate without differentiation among the separate series, the holders of at least one-third of the shares entitled to be voted in person or by proxy at a meeting of the holders of such shares shall constitute a quorum for the transaction of business. However, with respect to certain other proposals, the 1940 Act may require the holders of a greater proportion of shares of the Trust or a Fund issued and outstanding and entitled to vote be represented in person or by proxy for action to be validly taken.

        If less than a quorum is present at this meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, one or more adjournments of this meeting may be proposed. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at this meeting. A shareholder vote may be taken on one or more of the proposals in this information statement prior to any such adjournment if sufficient votes are present in person or by proxy and it is otherwise appropriate. No business shall be transacted at an adjourned meeting except as might have been lawfully transacted had this meeting not been adjourned.

        Election of trustees pursuant to Proposal 1 requires a plurality vote of the shares of the Trust voting in person or by proxy at this meeting, provided a quorum is present. Shares of each of the Funds will be voted in the aggregate without differentiation among the separate Funds. This means that the six nominees receiving the largest number of votes will be elected, provided that the holders of at least one-third of the shares of all of the Funds, regardless of series, are present in person or by proxy at this meeting. Accordingly, a plurality of all votes cast by shareholders of all of the Funds together, regardless of series, shall be required to elect each trustee.

        Approval of Proposal 2 by each Fund voting on such proposal requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of such Fund are present at this meeting or represented by proxy or (ii) more than 50% of the Fund's outstanding shares. If Proposal 2 is not approved by a Fund voting on that proposal, that Fund will continue to operate under its Current Advisory Agreement.

        Approval of Proposal 3 requires a majority vote of the shares of the Trust voting in person or by proxy at this meeting, provided a quorum is present. Shares of each of the Funds will be voted in the aggregate without differentiation among the separate Funds. This means that a majority of all votes cast by shareholders of all of the Funds together, regardless of series, shall be required to approve Proposal 3, provided that the holders of at least one-third of the shares of all of the Funds, regardless of series, are present in person or by proxy at this meeting.

        Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast. Abstentions and broker non-votes effectively will be a vote against adjournment and against Proposal 2, for which the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will have no effect on Proposal 3, for which the required vote is a percentage of the votes cast. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

        Shareholders of record at the close of business on June 2, 2000 will be entitled to vote in person or by proxy at this meeting. As of such date, with respect to each Fund, the number of shares of capital stock outstanding and entitled to vote is as set forth opposite each Fund's name below:

        Money Market Fund            1,012,709,111.46 shares;

        Government Securities Fund   11,219,225.09 shares;

        Asset Allocation Fund        14,425,187.42 shares; and

        REIT Index Fund              2,329,495.19 shares.

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                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------

         Security Ownership of Certain Beneficial Owners and Management

        The table below sets forth certain information as to all persons known to the Trust who, as of April 28, 2000, owned of record or beneficially 5% or more of any Fund's outstanding shares. Each such person is a subsidiary or an affiliate of Aon Corporation.

-----------------------------------------------------------------------------------------------
Fund                      Name and Address of Beneficial     Amount and Nature of  Percent of
                          Owner                              Beneficial Ownership  Fund (%)
-----------------------------------------------------------------------------------------------
Money Market Fund         Aon Savings Plan                   232,512,889              24.18
                              400 Colony Sq. Suite 2200       directly owned shares
                              1201 Peachtree St. NE
                              Atlanta, GA  30361
                          ---------------------------------------------------------------------
                          Aon Pension Trust                  139,022,456              14.46
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Aon Re                             126,049,695              13.11
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Aon Specialty Group Inc.            94,745,368              9.85
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Aon Risk Services                   61,625,252              6.41
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Aon Risk Services, Inc. US          57,777,497              6.01
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Combined Insurance Company of       51,324,455              5.34
                          America                             directly owned shares
                              123 N. Wacker Dr.
                              Chicago, IL 60606-1700
-----------------------------------------------------------------------------------------------
Government Securities     Aon Pension Trust                  10,387,861              71.72
Fund                          123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
                          ---------------------------------------------------------------------
                          Aon Savings Plan                     4,076,733              28.15
                              400 Colony Sq., Suite 2200      directly owned shares
                              1201 Peachtree St. NE
                              Atlanta, GA  30361
-----------------------------------------------------------------------------------------------
Asset Allocation Fund     Aon Savings Plan                    10,241,955              88.63
                              400 Colony Sq.. Suite 2200      directly owned shares
                              1201 Peachtree St. NE
                              Atlanta, GA  30361
                          ---------------------------------------------------------------------
                          Combined Insurance Company of        1,120,198              9.69
                          America                             directly owned shares
                              123 N. Wacker Dr.
                              Chicago, IL 60606-1700
-----------------------------------------------------------------------------------------------
REIT Index Fund           Aon Savings Plan.                    1,798,010              77.03
                              400 Colony Sq., Suite 2200      directly owned shares
                              1201 Peachtree St. NE
                              Atlanta, GA  30361
                          ---------------------------------------------------------------------
                          Aon Pension Trust                      512,295              21.94
                              123 N. Wacker Dr.               directly owned shares
                              Chicago, IL 60606-1700
-----------------------------------------------------------------------------------------------

        Aon Corporation and its subsidiaries and affiliates, by virtue of their interests as shareholders of the Trust at any particular time, may be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more of the Funds. As of April 28, 2000, Aon Corporation and its subsidiaries and affiliates owned in excess of 98% of the outstanding shares of the Trust. On that date, the trustees and officers of the Trust owned less than 1% of the outstanding shares of each of the Funds, excluding holdings attributable to Michael A. Conway as co-trustee of the Aon Savings Plan and Aon Pension Trust. Accordingly, Aon Corporation and its subsidiaries and affiliates are controlling persons of the Trust and each Fund and can cast the deciding vote on all matters submitted to a vote of the shareholders of the Trust and each Fund at this meeting.

        As of April 28, 2000, Mr. Patrick G. Ryan, Chairman, President and Chief Executive Officer of Aon Corporation, owned directly and beneficially
31,094,288 shares (12.08%) of the outstanding common stock of Aon.

        The Trust will furnish, without charge, a copy of its most recent annual report and semi-annual report succeeding such annual report, if any, to shareholders upon request. A shareholder who wishes to receive a copy of the Trust's annual report or semi-annual report may write the Trust's administrator at 123 North Wacker Drive, Chicago, Illinois 60606, or call (800) 266-3637.


                              -------------------

                                   Proposal 1

                              ELECTION OF TRUSTEES

                   Shareholders of All Funds, Voting Together,
                     Are Entitled to Vote on this Proposal.

                              -------------------


    Introduction

The board of trustees of the Trust has nominated the six nominees named in the table below as trustees of the Trust, to hold office until their successors are elected and qualified. Under the Declaration and by-laws of the Trust, the board of trustees, by a vote of a majority of the entire board, may increase or decrease the number of trustees of the Trust. Prior to June 22, 2000, the number of trustees which normally constituted the entire board of trustees was five. On that date the trustees voted to increase the size of the board of trustees of the Trust to six. Due to the resignation of Richard J. Peters as a trustee of the Trust on April 15, 2000, there are currently only four serving members. James H. Harris and Diane M. Aigotti are being proposed to fill the two vacancies expected to exist as of the date of this meeting.

        Each trustee generally will serve as a trustee of the Trust during the lifetime of the Trust, unless such trustee sooner dies, becomes physically or mentally incapacitated, resigns, or is removed as provided in the Declaration. All of the nominees for trustee have consented to being named in this information statement and have agreed to serve if elected. In case any of the nominees should become unable to serve prior to this meeting, the board of trustees may recommend a substitute.

    Board of Trustees and Officers

        The Trust has a board of trustees, the members of which are generally elected by the shareholders. A majority of the trustees are not affiliated with AAI or Aon Corporation or their affiliates. The board of trustees is responsible for the overall management of the Trust, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Trust.

        The trustees and nominees for trustee of the Trust, their addresses, ages as of June 1, 2000, and their principal occupations for the last five years are set forth below.

Name                           Position         Age         Business Experience
----                           --------         ---         -------------------
Diane M. Aigotti*              Trustee           35    Executive Vice President - Finance,
    1919 West Fletcher Street                          AAI; Vice President, Office of
    Chicago, IL 60657                                  Management and Budget, University of
                                                       Chicago Hospitals & Health System;
                                                       Budget Director, City of Chicago

Michael A. Cavataio            Trustee           56    Real Estate Developer; Director, Ceres
    361A Bienterra Trail                               Group Inc.; Director, Firstar Bank,
    Rockford, IL  61107                                Northern Illinois

Michael A. Conway*             President,        53    President, AAI; Senior Vice President
    123 North Wacker Drive     Trustee, and            and Senior Investment Officer, Aon
    29th Floor                 Chairman                Corporation
    Chicago, IL  60606

James H. Harris                Nominee for       49    Vice President of Finance, Penske
    13400 West Outer Drive     Trustee                 Corporation; former Senior Vice
    Detroit, Michigan 48239                            President and Chief Financial Officer,
                                                       Penske Motorsports, Inc.

Carleton D. Pearl              Trustee           56    President and CEO System Capital
    McDonald's Corporation                             Corporation; former Senior Vice
    McDonald's Plaza                                   President of McDonalds Corporation
    Oak Brook, IL   60523-1900

Charles A. Tribbett            Trustee           44    Managing Director and Co-Manager,
    200 S. Wacker Drive                                Russell Reynolds Associates
    Suite 3600
    Chicago, IL  60606

* The individuals designated with an asterisk are "interested persons" of the Trust, as the term is defined in Section 2 (a)(19) of the 1940 Act.

        Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. Trustees who are not interested persons of the Trust receive compensation at a rate of $15,000 annually. In addition, trustees who are not interested persons of the Trust may be reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Trust.

        Set forth below is a compensation table listing, for each trustee and nominee for trustee entitled to receive compensation from the Trust during its fiscal year ended October 31, 1999, the aggregate compensation received from the Trust during such fiscal year.

                                         Aggregate Compensation
          Name of Trustee                    from the Trust
          ---------------                ----------------------
          Diane M. Aigotti                       $     0
          Michael A. Cavataio                    $16,000
          James H. Harris                        $     0
          Carleton D. Pearl                      $16,000
          Charles A. Tribbett                    $16,000

    Executive Officers of the Trust

        The following table includes information furnished by each of the principal executive officers of the Trust. Each such executive officer has held his or her current position since being appointed thereto by the board of trustees and will hold such position until his or her successor is duly elected or appointed or until he or she is removed by the board of trustees, whichever occurs first. Each such executive officer is an "interested person" of the Trust, as the term is defined in Section 2 (a)(19) of the 1940 Act.

Name                           Position         Age        Business Experience
----                           --------         ---        -------------------
Michael A. Conway              President and     53    President, AAI; Senior Vice President
    123 North Wacker Drive     Trustee                 and Senior Investment Officer, Aon
    29th Floor                                         Corporation
    Chicago, IL  60606

Arlene H. Hardy                Treasurer         42    Treasurer, Aon Corporation
    123 North Wacker Drive
    26th Floor
    Chicago, IL  60606

Catherine M. Lyczko            Secretary         39    Counsel, Aon Corporate Law Department;
    123 North Wacker Drive                             Secretary, ASC
    13th Floor
    Chicago, IL  60606

Brian H. Lawrence              Controller        32    Controller, ASC; Treasurer, AAI
    123 North Wacker Drive
    27th Floor
    Chicago, IL  60606

    Meetings and Committees

        The Trust does not have standing nominating or compensation committees. The Trust has a standing audit committee currently consisting of Messrs. Cavataio, Pearl and Tribbett. Mr. Peters was a member of the audit committee at the time of his resignation from the board of trustees. It is expected that, if elected, Mr. Harris will also join the audit committee. The audit committee meets periodically with the Fund's independent accountants and the executive officers of the Trust. This committee reviews the accounting principles being applied by the Trust in financial reporting, the scope and adequacy of internal controls, the scope of the audit and non-audit assignments of the independent accountants, and the related fees. During the year ended October 31, 1999, the board of trustees of the Trust met on four occasions and the audit committee met once. Each person who then served as a trustee attended seventy-five percent or more of the total meetings of the trustees and the committees of the trustees on which he or she served which were held during the year.

    Recommendation and Vote Required

        At this meeting, shareholders of the Trust will be asked to elect the trustees for the Trust. It is the belief of the board of trustees that the election of Ms. Aigotti and Messrs. Cavataio, Conway, Harris, Pearl and Tribbett as the trustees for the Trust would be in the best interests of the Trust.

        The election of any trustee requires the vote of a plurality of the shares voted at a meeting of shareholders at which a quorum is present, in person or by proxy. This means that the six nominees receiving the largest number of votes will be elected. Accordingly, a plurality of all votes cast by shareholders of the four Funds shall be required to elect each trustee. Abstentions and broker non-votes will not be counted as a vote "FOR" or "AGAINST" Proposal 1, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. This means that abstentions and broker non-votes will not have any effect on Proposal 1.

        The board of trustees of the Trust recommends that shareholders vote "FOR" the election of Ms. Aigotti and Messrs. Cavataio, Conway, Harris, Pearl and Tribbett as members of the board of trustees of the Trust.



                              -------------------

                                   Proposal 2

                       APPROVAL OF NEW INVESTMENT ADVISORY
                      AGREEMENTS BETWEEN THE TRUST AND AAI

                  Shareholders of Each Fund, Voting Separately,
                     Are Entitled to Vote on this Proposal.

                              -------------------


    Introduction

        AAI serves as the investment adviser for each of the four Funds. AAI also provides investment advice and management to Aon Corporation and its subsidiaries and affiliates. AAI, which is registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Aon Corporation. AAI serves as investment adviser under the general oversight of the board of trustees of the Trust and pursuant to the Current Advisory Agreements.

        It is proposed that the Trust enter into new investment advisory agreements, on behalf of each Fund, with AAI (collectively, the "New Advisory Agreements"). If approved, the New Advisory Agreements would result in a reduction in the management fee rate for each Fund such that the fee, as specified in each New Advisory Agreement, would be equal to the effective management fee under each Current Advisory Agreement after giving effect to fee waivers which have been in place for several years and which were permanently adopted by AAI on February 29, 2000 for each Fund. The board of trustees has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement for each Fund.

        While the New Advisory Agreements are described below, the discussion is qualified by the provisions of the complete agreements, copies of which are attached as Exhibits A, B, C and D for the Money Market Fund, the Asset Allocation Fund, the Government Securities Fund and the REIT Index Fund, respectively. If the shareholders of any Fund do not approve this Proposal 2, then AAI will continue to act as the investment adviser to such Fund pursuant to such Fund's Current Advisory Agreement.

        Pursuant to the Current Advisory Agreements, AAI manages the investment and reinvestment of the assets of the respective Funds in accordance with their respective investment objectives and management policies. Each Fund pays AAI monthly compensation in the form of an investment advisory fee as discussed below under "Description of Current Advisory Agreements" and "Fees and Fee Waivers" in this Proposal 2. This fee is accrued daily.

        The Trust has entered into a separate administration agreement with ASC, a subsidiary of Aon Corporation, pursuant to which the Trust pays ASC an annual fee of 0.05% of each Fund's average daily net assets for administrative services.

    Information About AAI

        AAI was organized as a Virginia corporation on September 2, 1987 and is registered as an investment adviser under the Advisers Act. It is a wholly owned subsidiary of Aon Corporation. The total staff of AAI as of April 28, 2000 consisted of approximately 22 individuals, including 2 executive directors and 5 portfolio managers. In addition, as of July 1, 2000, Ms. Diane M. Aigotti, who has been nominated for a seat on the board of trustees of the Trust, will join the staff of AAI as the Executive Vice President - Finance. Assets under management include equity securities, fixed income securities and real estate. As of April 28, 2000, the aggregate assets under AAI's management exceeded $7 billion.

        The following table sets forth the name, business address, title and principal occupation of the officers and directors of AAI:

Name and Position with AAI             Business, Profession, Vocation or Employment
--------------------------             --------------------------------------------
Michael A. Conway                      Director and President, AAI, since 1990; Director and
Director and President                 Senior Vice President - Investments, Combined Insurance
                                       Company of America, since 1990; Senior  Vice President
                                       and Senior Investment Officer, Aon Corporation, since 1990.

Mark B. Burka                          Senior Executive Director, AAI, since 1998; Executive
Senior Executive Director              Director, AAI, since 1990; Vice President - Investments,
                                       Combined Insurance Company of America, since 1984.

                                       10

Name and Position with AAI             Business, Profession, Vocation or Employment
--------------------------             --------------------------------------------

John Lagedrost                         Executive Director, AAI, since 1997; Senior Portfolio
Executive Director                     Manager, AAI, since 1996; Vice President, AAI, since 1995.

Diane M. Aigotti                       Executive Vice President - Finance, AAI, since 2000
Executive Vice President - Finance

Brian Lawrence                         Treasurer, AAI, since 1999; Controller, ASC, since
Treasurer                              1996; Controller, the Trust, since 1996

    Description of Current Advisory Agreements

        Under the Current Advisory Agreements, AAI provides investment advice and management services to the respective Funds. AAI has agreed to continuously furnish an investment program for the respective Funds, to be responsible for the actual managing of the investments of the Funds and to be responsible for making decisions governing whether to buy, sell or hold any particular security. AAI considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly.

        In performing services under the Current Advisory Agreements, AAI is subject to the general oversight and review of the board of trustees of the Trust and is obligated to perform in a manner consistent with the investment objective, policies and restrictions of the applicable Fund, the Declaration and the provisions of the 1940 Act. The Current Advisory Agreements provide that AAI shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Current Advisory Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder. AAI bears all expenses in connection with the performance of its services under the Current Advisory Agreements.

        In addition to the fees to be paid to AAI under the Current Advisory Agreements, the Funds also pay fees to certain service providers, including ASC and Firstar Mutual Fund Services LLC. The Funds pay ASC annual fees of 0.05% of the average daily net assets for administrative services. These services include: (1) provision of internal auditing and internal legal services; (2) provision of stationery and office supplies; (3) preparation of reports to shareholders and the board of trustees; (4) preparation of tax returns; (5) preparation of reports to and filings with the Securities and Exchange Commission and state blue sky authorities; (6) at the Trust's request, furnishing of office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (7) provision of clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (8) furnishing of persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provision of such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust's shareholder records.

        Each Fund is also responsible for all other expenses incurred in its operation, including: (1) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies; (2) brokerage fees and commissions, and issue and transfer taxes; (3) interest; (4) trustees' annual retainer and meeting attendance fees and expenses of trustees who are not directors, officers or employees of AAI or of any affiliated person, other than a registered investment company, of AAI; (5) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (6) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services; (7) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (8) charges and expenses of outside auditors; (9) costs of meetings of shareholders and trustees of the Trust; (10) costs of maintenance of the Trust's existence as a Delaware business trust; (1) insurance premiums; (12) investment advisory fees; (13) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements; (14) costs and fees associated with delivering reports to and making filings with the Securities and Exchange Commission and state blue sky authorities; (15) costs relating to administration of the Trust's general operations; (16) costs relating to the Trust's own employees, if any; and (17) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Funds. Any expenses that are common to more than one of the Funds are allocated based on each Fund's respective net assets.

        AAI has undertaken that if, in any fiscal year, certain expenses of a Fund, including the investment advisory, administration and accounting fees (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed the maximum total annual operating expenses, AAI shall reimburse the Fund to the extent of such excess. The maximum total annual operating expense maximum is 1.00% for the Money Market Fund; 1.50% for the first $30 million plus 1.25% thereafter for the Government Securities Fund; 1.25% for the Asset Allocation Fund; and 1.50% for the first $30 million plus 1.25% thereafter for the REIT Index Fund. During the fiscal year ended October 31, 1999, AAI was not required to reimburse the Trust for expenses incurred in excess of maximum total operating expenses.

        Each of the Current Advisory Agreements was approved by the trustees of the Trust (including a majority of trustees who are not parties to each of the Current Advisory Agreements or interested persons, as defined by the 1940 Act, of any such party) at a meeting held on May 22, 1996, and the continuation of the Current Advisory Agreements was last approved by such trustees at a meeting held July 21, 1999. The Current Advisory Agreement for each of the Money Market Fund and the Asset Allocation Fund was approved by the respective shareholders of each of such Fund on July 10, 1996. The Current Advisory Agreement for each of the Government Securities Fund and the REIT Index Fund was approved by the respective shareholders of each such Fund on or about September 3, 1996.

        Each Current Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Trust or AAI or by a vote of shareholders of each respective Fund. Each Current Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (i) by the board of trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by a majority vote of the trustees who are not parties to such Advisory Agreement or interested persons of any such party cast in person at a meeting.

    Fees and Fee Waivers

        Under the Current Advisory Agreements, each Fund currently pays AAI, as compensation for AAI's services, a fee determined and accrued daily and paid monthly, based on a stated percentage of the average daily net assets of such Fund at an annual rate as set forth below:

                                                  Current Advisory
Fund                                          Agreement Management Fee
----                                          ------------------------
Money Market Fund                  0.30%

Government Securities Fund         0.45% of the first $100 million;
                                   0.40% of the next $100 million; 0.35% of the next $100 million; 0.30% of the next $100 million; and 0.25% of amounts in excess of $400 million.

Asset Allocation Fund              0.65% of the first $250 million;
                                   0.55% of the next $250 million; and
                                   0.45% of amounts in excess of $500 million.

REIT Index Fund                    0.60% of the first $100 million;
                                   0.55% of the next $100 million; and
                                   0.50% of amounts in excess of $200 million.

        The following table shows the amounts that each of the Funds would have paid during its last fiscal year ended October 31, 1999 to AAI for advisory fees (without giving effect to fee waivers) and to ASC for administration fees, as well as the amounts each Fund would have paid if the proposed New Advisory Agreement had been in effect throughout the entire last fiscal year.

                                                       Amount that would     Difference between
                                                       have been paid if        the proposed
                                   Amount payable             the             and actual fees
                                      (without            New Advisory        (without giving
Name of Fund                      giving effect to    Agreement had been         effect to
and type of Fee                     fee waivers)           in effect            fee waivers)
---------------                   ----------------    ------------------     ------------------
Money Market Fund
    Advisory Fee                     $2,361,451              $787,150               -66.67%
    Administration Fee                  393,575               393,575                 0.00%

Government Securities Fund
    Advisory Fee                        697,767               161,942               -76.79%
    Administration Fee                   80,971                80,971                 0.00%

Asset Allocation Fund
    Advisory Fee                      1,247,994               479,998               -61.54%
    Administration Fee                   96,000                96,000                 0.00%

                                       13

                                                       Amount that would     Difference between
                                                       have been paid if        the proposed
                                   Amount payable             the             and actual fees
                                      (without            New Advisory        (without giving
Name of Fund                      giving effect to    Agreement had been         effect to
and type of Fee                     fee waivers)           in effect            fee waivers)
---------------                   ----------------    ------------------     ------------------

REIT Index Fund
    Advisory Fee                        315,196                52,533               -83.33%
    Administration Fee                   26,266                26,266                 0.00%

        Pursuant to AAI's agreements to waive or reimburse fees, AAI has waived advisory fees for the last several years such that the net annual advisory fee paid by each Fund as a stated percentage of the average daily net assets of each Fund was 0.10% of the average daily net assets of the Money Market Fund, the Government Securities Fund and the REIT Index Fund and 0.25% of the average daily net assets of the Asset Allocation Fund. For most of the term of the Current Advisory Agreements, these fee waivers were at the discretion of AAI and AAI had no legal obligation to renew such fee waivers. On or about February 29, 2000, AAI entered into an agreement with the Trust to make permanent and irrevocable these fee waivers. The following table shows the amounts that each of the Funds paid during its last fiscal year ended October 31, 1999 to AAI for advisory fees after giving effect to fee waivers and to ASC for administration fees, as well as the amounts each Fund would have paid if the proposed New Advisory Agreement had been in effect throughout the entire last fiscal year.

                                                       Amount that would
                                                       have been paid if     Difference between
                                 Amount paid after            the             the proposed and
                                  giving effect to        New Advisory          actual after
Name of Fund                        fee waivers            Agreement          giving effect to
and type of fee                    then in place       had been in effect       fee waivers
---------------                  -----------------     ------------------    ------------------
Money Market Fund
    Advisory Fee                     $  787,150            $  787,150                 0.00%
    Administration Fee                  393,575               393,575                 0.00%

Government Securities Fund
    Advisory Fee                        161,942               161,942                 0.00%
    Administration Fee                   80,971                80,971                 0.00%

Asset Allocation Fund
    Advisory Fee                        479,998               479,998                 0.00%
    Administration Fee                   96,000                96,000                 0.00%

REIT Index Fund
    Advisory Fee                         52,533                52,533                 0.00%
    Administration Fee                   26,266                26,266                 0.00%

    Elimination of References to Class C Shares

        Between September 3, 1996 and February 28, 1997, each of the Funds of the Trust issued two classes of shares, Class C and Class Y shares. The principal difference between the share classes was that Class C shares were subject to distribution expenses of up to 0.25% per annum under a Rule 12b-1 Plan applicable to such shares. The Class C shares of each of the Funds were eliminated effective February 28, 1997 by converting such shares into Class Y shares of the respective Funds. The conversion was effected on the basis of the relative net asset values of the Class C shares and the Class Y shares of the respective Funds as determined as of the date and time of conversion. Thereafter, Class Y shares became available to any investor who theretofore would have qualified to purchase either Class C or Class Y shares, and Class Y shares became known simply as "shares." The Current Advisory Agreements have provisions which refer to these two classes of shares which are no longer applicable to the Funds.

    New Advisory Agreements

        It is proposed that AAI, the investment adviser of each Fund, continue to be responsible for the investment management of each Fund, subject to the general oversight of the trustees of the Trust, under the New Advisory Agreements with the Trust. The New Advisory Agreements will be substantially the same in all material respects as the respective Current Advisory Agreements except that:

     o the New Advisory Agreements provide for management fees which are equal to the effective management fees under the Current Advisory Agreements after giving effect to the permanent fee waivers described above; and

     o the New Advisory Agreements remove references to Class C shares and Class Y shares and instead only refer to the shares of the Funds.

The following table shows the respective management fee rates.

                                                         Current Advisory
                                                       Agreement Management     New Advisory
                  Current Advisory Agreement             Fee After Giving        Agreement
Fund                    Management Fee                 Effect to Fee Waivers   Management Fee
----              --------------------------           ---------------------   ---------------
Money Market      0.30%                                          0.10%               0.10%
Fund

Government        0.45% of the first $100 million;               0.10%               0.10%
Securities Fund   0.40% of the next $100 million;
                  0.35% of the next $100 million;
                  0.30% of the next $100 million; and
                  0.25% of amounts in excess of $400 million.

Asset             0.65% of the first $250 million;               0.25%               0.25%
Allocation Fund   0.55% of the next $250 million; and
                  0.45% of amounts in excess of $500 million.

REIT Index Fund   0.60% of the first $100 million;               0.10%               0.10%
                  0.55% of the next $100 million; and
                  0.50% of amounts in excess of $200 million.

        If approved by the shareholders of each of the Funds, the New Advisory Agreements will continue in effect for two years and may thereafter be continued from year to year so long as such continuation is specifically approved annually
(a) by the trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the trustees who are not parties to such New Advisory Agreements, or interested persons of any such party, cast in person at a meeting called for such purpose.

    Board Consideration

         In considering whether to recommend that the New Advisory Agreements be approved by shareholders of the respective Funds, the board of trustees of the Trust requested and evaluated such information from AAI which the board deemed relevant, including, but not limited to, information indicating that the Funds would continue to be managed by their current portfolio managers for the foreseeable future, thereby ensuring continuity in management; the financial stability and profitability of AAI; fees paid by other mutual funds relative to the proposed fees under the New Advisory Agreements; and that the rate at which advisory fees will be paid to AAI would be the same as the rate at which fees are now paid to AAI for such services after giving effect to the permanent and irrevocable fee waivers agreed to by AAI. Although each Fund's management fee is the same under its New Advisory Agreement as under the Current Advisory Agreements after giving effect to the fee waivers, by approving the New Advisory Agreement, the accounting, reporting and disclosure obligations with respect to the management fees will be simplified. The board of trustees of the Trust, including a majority of the trustees who are not interested persons of the Fund or AAI, unanimously approved the New Advisory Agreements at a meeting held on May 5, 2000.

    Recommendation and Vote Required

        At this meeting, shareholders of each Fund of the Trust, voting separately, will be asked to approve a New Investment Advisory Agreement pertaining to that Fund. Approval of Proposal 2 by each Fund voting on the proposal requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as defined in the 1940 Act. Under the 1940 Act, this means the affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at this meeting in person or by proxy, if the holders of more than 50% of the outstanding shares of such Fund are present at this meeting or represented by proxy or (ii) more than 50% of the Fund's outstanding shares. If Proposal 2 is not approved by a Fund voting on this proposal, that Fund will continue to operate under its Current Advisory Agreement. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 2, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since Proposal 2 requires a percentage of the votes outstanding or present, this means that abstentions and broker non-votes will effectively be a vote against Proposal 2.

        The board of trustees of the Trust recommends that shareholders of each Fund vote "FOR" the approval of the New Advisory Agreement relating to such Fund.

                              -------------------

                                   Proposal 3

                                 RATIFICATION OF
                             INDEPENDENT ACCOUNTANTS

                   Shareholders of All Funds, Voting Together,
                     Are Entitled to Vote on this Proposal.

                              -------------------


        The board of trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust, has selected Ernst & Young LLP, an independent accounting firm, to serve as independent certified public accountants for the Trust for the fiscal year ending October 31, 2000. Ernst & Young LLP was selected as independent accountants to Aon Corporation and its subsidiaries in 1986, has served as independent accountants to the Trust or its predecessor since September 26, 1991 and reports directly to the Trust's audit committee. Audit services performed by Ernst & Young LLP during the most recent fiscal year included examinations of the financial statements of the Trust, services related to filings with the Securities and Exchange Commission and consultations on matters relating to accounting and financial reporting. Ernst & Young LLP has been given the opportunity to make a statement if it so desires at this meeting. Ernst & Young LLP is not expected to be present at this meeting but will be available should any matter arise requiring its presence.

    Recommendation and Vote Required

        At this meeting, shareholders of the Trust will be asked to consider ratification of the selection of Ernst & Young LLP as independent accountants for the Trust. It is the belief of the board of trustees that the employment of Ernst & Young LLP for the 2000 fiscal year would be in the best interests of the Trust.

        The ratification of the selection of the independent accountants requires the vote of a majority of the shares voted at a meeting of shareholders at which a quorum is present, in person or by proxy. Abstentions and broker non-votes will not formally be counted as "FOR" or "AGAINST" Proposal 3, but will be included in the number of shares represented at this meeting in person or by proxy for quorum purposes. Since Proposal 3 requires a percentage of the votes cast, this means that abstentions and broker non-votes, since they are not votes cast, will not have any effect on Proposal 3.

        The board of trustees of the Trust recommends that shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as independent accountants for the Trust.

                             Additional Information

        The Trust is not required to hold annual meetings of shareholders and the Trust currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Declaration. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy or informational material and the holding of shareholder meetings, as well as the related expenditure of corporate staff time.

        A shareholder proposal intended to be presented at any meeting of shareholders of the Trust hereafter called must be received by the Trust a reasonable time before the information statement is to be transmitted to security holders for information regarding such proposal to be included in such information statement. Likewise, a shareholder proposal intended to be presented at any meeting of shareholders of the Trust hereafter called must be received by the Trust a reasonable time before the board of trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting. In either case, the mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the information statement or proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Trust's administrator at 123 North Wacker Drive, Chicago, Illinois 60606.

        The Trust knows of no other matters that may come before this meeting.

By Order of the Board of Trustees of the Trust

                                                   /s/ Catherine Lyczko
                                                   ---------------------------
                                                   Catherine Lyczko, Secretary

                                    Exhibit A

                          INVESTMENT ADVISORY AGREEMENT

     This Agreement (hereinafter the "Agreement") made this ____ day of ___________, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.   Furnishing of Documents.
     ------------------------

     1.1 The Trust has furnished the Advisor with copies of each of the following documents:

          (a)  Agreement and Declaration of Trust of the Trust;

          (b)  Bylaws of the Trust as in effect on the date hereof;

          (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

     1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

     1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.   Investment Advisory Services.
     -----------------------------

     2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Money Market Fund (hereinafter the "Fund").

     2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

     2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

     2.4 The Advisor shall:

          (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

          (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

          (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

          (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.   Investment Advisory Fee.
     ------------------------

     3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

     3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.  Expenses.
    ---------

     4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

     4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

          (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

          (b)  brokerage fees and commissions, and issue and transfer taxes;

          (c)  interest;

          (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

          (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

          (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

          (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

          (h)  charges and expenses of outside auditors;

          (i)  costs of meetings of shareholders and Trustees of the Trust;

          (j) costs of maintenance of the Trust's existence as a Delaware business trust;

          (k)  insurance premiums;

          (l)  investment advisory fees;

          (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

          (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

          (o) costs relating to administration of the Trust's general operations;

          (p)  costs relating to the Trust's own employees, if any; and

          (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.   Reimbursement.
     --------------

     5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1% of the value of the Fund's average daily net assets, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.   Fund Transactions and Brokerage.
     --------------------------------

     6.1 The Fund's transactions in portfolio securities shall usually be effected with the issuer or with a dealer in money market instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

     6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

     6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.   Similar Activities for Others.
     ------------------------------

     7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

     7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.   Rule 2a-7 Compliance and Maintenance of Records.
     ------------------------------------------------

     8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with Rule 2a-7, as it may from time to time be amended, under the 1940 Act, and to maintain all records required by Rule 2a-7. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

     8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.   Dual Interests.
     ---------------

     9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

     9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.  Duration, Termination and Amendment of this Agreement.
     -----------------------------------------------------

     10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

     10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

          (a)  by the Board; or

          (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

     10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

     10.4 This Agreement shall automatically terminate in the event of its assignment.

     10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

     10.6 This Agreement shall not be amended without specific approval of such amendment by:

          (a) the vote of a majority of the outstanding voting securities of the Fund; and

          (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.  Liability of the Advisor.
     -------------------------

     11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.  Use of Name "Aon" Marks or Symbols.
     ----------------------------------

     12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.  Miscellaneous.
     --------------

     13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

     13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                     Aon Funds


--------------------------                  ------------------------------
Secretary                                   President





Attest:                                     Aon Advisors, Inc.


--------------------------                  ------------------------------
Secretary                                   President



                Signature page for Investment Advisory Agreement
                               Money Market Fund

                                    Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this ____ day of ___________, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)    Agreement and Declaration of Trust of the Trust;

               (b)    Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Government Securities Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4 The Advisor shall:

          (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

          (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

          (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

          (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

          (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

          (b)  brokerage fees and commissions, and issue and transfer taxes;

          (c)  interest;

          (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

          (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

          (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

          (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

          (h)  charges and expenses of outside auditors;

          (i)  costs of meetings of shareholders and Trustees of the Trust;

          (j) costs of maintenance of the Trust's existence as a Delaware business trust;

          (k)  insurance premiums;

          (l)  investment advisory fees;

          (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

          (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

          (o) costs relating to administration of the Trust's general operations;

          (p)  costs relating to the Trust's own employees, if any; and

          (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.50% of the first $30 million of the average daily net assets of the Fund and 1.25% of the amount by which the average daily net assets of the Fund exceeds $30 million, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)    by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                     Aon Funds


--------------------------                  ------------------------------
Secretary                                   President





Attest:                                     Aon Advisors, Inc.


--------------------------                  ------------------------------
Secretary                                   President



                Signature page for Investment Advisory Agreement
                           Government Securities Fund

                                    Exhibit C

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this ____ day of ___________, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)    Agreement and Declaration of Trust of the Trust;

               (b)    Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's Asset Allocation Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4    The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.25% (25/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.25% of the average daily net assets of the Fund, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                     Aon Funds


--------------------------                  ------------------------------
Secretary                                   President





Attest:                                     Aon Advisors, Inc.


--------------------------                  ------------------------------
Secretary                                   President



                Signature page for Investment Advisory Agreement
                              Asset Allocation Fund

                                    Exhibit D

                          INVESTMENT ADVISORY AGREEMENT

        This Agreement (hereinafter the "Agreement") made this ____ day of ___________, 2000 by and between Aon Funds, a Delaware business trust (hereinafter the "Trust"), an open-ended management company registered under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and Aon Advisors, Inc., a Virginia corporation (hereinafter the "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940.

1.      Furnishing of Documents.
        ------------------------

        1.1 The Trust has furnished the Advisor with copies of each of the following documents:

               (a)  Agreement and Declaration of Trust of the Trust;

               (b)  Bylaws of the Trust as in effect on the date hereof;

               (c) The Trust's effective registration statement on Form N-lA as filed with the Securities and Exchange Commission ("SEC"), which includes all statements of the investment objective, policies and restrictions of the Fund of the Trust referred to below.

        1.2 The Trust will furnish the Advisor, from time to time, with copies of all amendments of or supplements to the foregoing, if any.

        1.3 The Advisor will be entitled to rely on all documents so furnished by the Trust.

2.      Investment Advisory Services.
        -----------------------------

        2.1 Subject to the supervision and approval of the Trust's trustees (the "Trustees"), the Trust hereby employs the Advisor to act as the investment advisor to, and manager of, the Trust's REIT Index Fund (hereinafter the "Fund").

        2.2 The Advisor hereby agrees to manage the investment and reinvestment of the assets of the Fund, at its own expense, in accordance with the Fund's investment objective, policies and restrictions as stated in the documents referred to in Section l.1(a), (b) and (c) hereof.

        2.3 The Advisor agrees, for the term of this Agreement, to assume the obligations set forth in this Agreement for the compensation provided and on the other terms and conditions set forth in this Agreement.

        2.4    The Advisor shall:

               (a) provide, or obtain, and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable;

               (b) conduct a continuous program of investment and reinvestment with respect to the Fund's assets and, with respect thereto, the Advisor is hereby granted full authority by the Trust to place orders for purchases, sales, exchanges or other dispositions of securities and other instruments for the Fund's account and to manage the investments and any other property of the Fund, and to provide or obtain such services as may be necessary in managing, acquiring or disposing of investments;

               (c) consult with and report to the Trustees, or any committees or officers acting pursuant to authority of the Trustees, at such times and in such manner as the Trustees may deem appropriate, with respect to the implementation of the investment objective, policies and restrictions of the Fund; and

               (d) at the Trust's request, provide persons to serve as trustees and officers of the Trust.

3.      Investment Advisory Fee.
        ------------------------

        3.1 In consideration of all services rendered pursuant to Section 2 of this Agreement, the Fund shall pay to the Advisor, after the end of each calendar month, a fee, accrued daily and based upon the average daily net asset value of the Fund for the month (or portion thereof during which this Agreement is in effect), at an annual rate of 0.10% (10/100ths of 1%).

        3.2 If on any day there is no determination of the net asset value of the Fund as a result of a suspension of the right of redemption of Fund shares or for any other reason, then for the purpose of this Section 3, the net asset value of the Fund as last determined will be deemed to be the net asset value for such day.

4.      Expenses.
        ---------

        4.1 The Advisor will bear all expenses in connection with the performance of its services under this Agreement.

        4.2 The Trust or the Fund will assume and pay, or enter into arrangements providing for the direct payment subject to reimbursement of, all other expenses incurred in the operation of the Fund or the Trust that are incurred by or allocated to the Fund, including:

               (a) taxes and fees payable by the Fund or the Trust to federal, state or other government agencies;

               (b) brokerage fees and commissions, and issue and transfer taxes;

               (c)  interest;

               (d) Trustees' annual retainer and meeting attendance fees and expenses of Trustees who are not directors, officers or employees of the Advisor or of any affiliated person, other than a registered investment company, of the Advisor;

               (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities;

               (f) the charges and expenses for custodial, paying agent, transfer agent, administration, dividend agent and accounting agent services,

               (g) outside legal fees and expenses in connection with the affairs of the Trust, including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities;

               (h)  charges and expenses of outside auditors;

               (i)  costs of meetings of shareholders and Trustees of the Trust;

               (j) costs of maintenance of the Trust's existence as a Delaware business trust;

               (k)  insurance premiums;

               (l)  investment advisory fees;

               (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;

               (n) costs and fees associated with delivering reports to and making filings with the SEC and state Blue Sky authorities;

               (o) costs relating to administration of the Trust's general operations;

               (p)  costs relating to the Trust's own employees, if any; and

               (q) costs of preparing, printing and delivering the Trust's prospectuses and statements of additional information to existing shareholders of the Fund.

5.      Reimbursement.
        --------------

        5.1 If in any fiscal year, the aggregate expense of the Fund, including fees pursuant to this Agreement, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceeds 1.50% of the first $30 million of the average daily net assets of the Fund and 1.25% of the amount by which the average daily net assets of the Fund exceeds $30 million, the Advisor will reimburse the Fund for such excess. This expense reimbursement obligation is not limited to the amount of the fees received hereunder and will be estimated, reconciled and paid on a monthly basis.

6.      Fund Transactions and Brokerage.
        --------------------------------

        6.1 The Fund's transactions in equity securities will usually be executed through brokers that will receive a commission paid by the Fund. The Fund's transactions in fixed income and money market securities shall usually be effected with the issuer or with a dealer in such instruments acting as principal on a net basis. The Fund also may purchase underwritten issues, which involve an underwriting discount or commission. Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are to be made by the Advisor.

        6.2 Neither the Advisor nor any company affiliated with it shall act as a broker or dealer for the purpose of executing portfolio transactions for the Fund.

        6.3 The primary consideration in allocating transactions to dealers and brokers shall be prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). Consideration also may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust, the Fund or the Advisor. The Advisor is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Advisor, even though the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided that the Advisor determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, the advisability of investment in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Advisor in serving other portfolios of the Trust, the Fund and other accounts managed by the Advisor.

7.      Similar Activities for Others.
        ------------------------------

        7.1 The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive and the Advisor will be free to render similar services to others so long as its services under this Agreement are not impaired. Investment decisions for the Fund will be made independently from those of other accounts that may be managed by the Advisor. If, however, accounts managed by the Advisor are simultaneously engaged in purchases of the same securities, then, pursuant to the authorization of the Trustees, available securities may be allocated to each account and may be averaged as to price in whatever manner the Advisor deems to be fair.

        7.2 The parties to this Agreement understand that this system might adversely affect the price paid by the Fund, or limit the size of the position obtainable for the Fund. To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Trust and the Fund recognize that there may be an adverse effect on price.

8.      Compliance and Maintenance of Records.
        --------------------------------------

        8.1 The Advisor agrees to manage the investment and reinvestment of the Fund's assets in compliance with the 1940 Act and rules and regulations thereunder. The Advisor also agrees to maintain and preserve, in accordance with the 1940 Act and rules thereunder, and for the periods prescribed by Rule 3la-2 under the 1940 Act, books and records with respect to the Fund's securities transactions required to be maintained by Rule 3la-1 under the 1940 Act.

        8.2 The Advisor further agrees that all records which it maintains for the Fund are the Trust's property and that the Advisor will surrender them to the Trust, its independent auditors, the Trustees, or as may be required by any government agency having jurisdiction over the Trust, promptly upon written request. The provisions of this Section 8 shall survive any termination of this Agreement.

9.      Dual Interests.
        ---------------

        9.1 It is understood by both parties that any of the shareholders, trustees, officers, employees and agents of the Trust may be a director, officer, employee or agent of, or be otherwise interested in, the Advisor, any affiliated person of the Advisor, or any organization in which the Advisor or any affiliated person of the Advisor may have an interest; and that the Advisor, and any such affiliated person or any such organization may have an interest in the Trust or the Fund.

        9.2 It is also understood by both parties that the existence of any such dual interest shall not affect the validity of any transactions hereunder, except as otherwise provided by specific provisions of applicable law, including the 1940 Act.

10.     Duration, Termination and Amendment of this Agreement.
        -----------------------------------------------------

        10.1 This Agreement shall not become effective, and the Advisor shall not serve or act as the Fund's investment advisor, unless and until this Agreement is approved by the Trust's board of trustees (the "Board"), including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the outstanding voting securities of the Fund.

        10.2 If approved as provided above, this Agreement shall continue in effect for two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually either:

               (a)  by the Board; or

               (b) by a vote of a majority of the outstanding voting securities of the Fund.

In either event such continuance also must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

        10.3 This Agreement may, on sixty days' written notice, be terminated at any time, without the payment of any penalty, by the Board, by a vote of a majority of the Fund's outstanding voting securities of the Fund or by the Advisor.

        10.4 This Agreement shall automatically terminate in the event of its assignment.

        10.5 In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the 1940 Act, particularly the definitions of "interested person" and "assignment" and a "majority of the outstanding voting securities," shall be applied.

        10.6 This Agreement shall not be amended without specific approval of such amendment by:

               (a) the vote of a majority of the outstanding voting securities of the Fund; and

               (b) the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to this Agreement and who are not interested persons of the Trust or of the Advisor, cast in person at a meeting called for the purpose of voting on such amendment.

11.     Liability of the Advisor.
        -------------------------

        11.1 In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor, or of its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under this Agreement (each of the foregoing, an "Advisory Affiliate"), neither the Advisor nor any Advisory Affiliate shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund or to any other person with a beneficial interest in the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

12.     Use of Name "Aon" Marks or Symbols.
        ----------------------------------

        12.1 If the Advisor ceases to act as the investment advisor, or, in any event, if the Advisor so requests in writing, the Trust agrees it will take all necessary action to change the name of the Trust and/or the Fund to a name not including the word "Aon."

13.     Miscellaneous.
        --------------

        13.1 The Advisor may from time to time employ or associate with any person or persons it may believe to be particularly fitted to assist it in the performance of this Agreement. The compensation of any such persons will be paid by the Advisor, and no obligation will be incurred by, or on behalf of, the Trust with respect to them. In addition, the Trust understands that the persons employed by the Advisor to assist in the performance of its duties hereunder will not devote their full time to those duties, and that nothing contained herein will be deemed to limit or restrict the Advisor's right or the right of any of the Advisor's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

        13.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

        13.3 This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

        13.4 It is intended by the parties that this Agreement be governed by the law of the State of Illinois; however, this Agreement is also governed by, and subject to, the 1940 Act, and rules thereunder, including such exemptions therefrom as the SEC may grant.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized.

Attest:                                     Aon Funds


--------------------------                  ------------------------------
Secretary                                   President





Attest:                                     Aon Advisors, Inc.


--------------------------                  ------------------------------
Secretary                                   President



                Signature page for Investment Advisory Agreement
                                 REIT Index Fund